SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2017

EXA Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35584	04-3139906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 Network Drive, Burlington, Massachusetts 01803

(Address of principal executive offices) (Zip Code)

(781) 564-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

(b)

On March 15, 2017, Robert Schechter notified us that he will not stand for re-election to our Board of Directors at our Annual Meeting of Stockholders scheduled for June 15, 2017 (the “2017 Annual Meeting”). His term as a director will expire at our 2017 Annual Meeting.

Mr. Schechter has served as a member of our Board of Directors since 2008. We thank Mr. Schechter for his valuable contributions to the work of our Board of Directors.

(e)

On March 15, 2017, our Board of Directors adopted the Exa Corporation Policy Governing the Recovery of Certain Compensation (the “Clawback Policy”).

Under the terms of the Clawback Policy, in the event of an accounting restatement due to our material noncompliance with any financial reporting requirement (excluding any restatement effected to comply with subsequent changes to applicable accounting principles), whether or not as the result of misconduct, we will have the right to recover from any executive officer that our Board determines was personally responsible for the noncompliance that triggered the restatement the amount of any cash bonus or equity incentive award that was granted, earned or vested on the basis of having met or exceeded performance targets, to the extent that amount would have been less if based on the restated financial results. Under the Clawback Policy, we may not recover compensation more than three years after it has vested or been paid. The Clawback Policy will be administered by our Board. The foregoing description of the Clawback Policy is qualified in its entirety by reference to the full text of the Clawback Policy, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also on March 15, 2017, our Board of Directors adopted a form of Restricted Stock Unit Agreement (time-based) for use under our Amended and Restated 2011 Stock Incentive Plan. A copy of the form of Restricted Stock Unit Agreement (time-based) is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Exa Corporation Policy Governing the Recovery of Certain Compensation.

99.2	Form of Restricted Stock Unit Agreement (time-based) for use under the Exa Corporation Amended and Restated 2011 Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXA CORPORATION

By:	/s/ Richard F. Gilbody
Richard F. Gilbody Chief Financial Officer

Date: March 21, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Exa Corporation Policy Governing the Recovery of Certain Compensation.

99.2	Form of Restricted Stock Unit Agreement (time-based) for use under the Exa Corporation Amended and Restated 2011 Stock Incentive Plan.